UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 9, 2008

CHINA CABLECOM HOLDINGS, LTD.
(Exact Name of Registrant as Specified in Charter)

British Virgin Islands	000-51546	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 State Street, Suite 1600 New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 888-8890

JAGUAR ACQUISITION CORPORATION
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 9, 2008, pursuant to the terms of an Agreement and Plan of Merger, dated October 30, 2007 (“Merger Agreement”), Jaguar Acquisition Corporation (“Jaguar”) merged with and into (the ‘‘Redomestication Merger’’) China Cablecom Holdings, Ltd. (‘‘China Cablecom Holdings’’), its wholly-owned British Virgin Islands subsidiary, for the purpose of redomesticating Jaguar to the British Virgin Islands as part of the acquisition of China Cablecom Ltd. (‘‘China Cablecom’’), a private limited liability British Virgin Islands company. China Cable Merger Co., Ltd., a wholly-owned British Virgin Islands subsidiary of China Cablecom Holdings (‘‘China Cable Merger Co.’’), merged with and into China Cablecom, resulting in China Cablecom becoming a wholly-owned subsidiary of China Cablecom Holdings (the “Business Combination”).

At the closing of the Business Combination, China Cablecom Holdings issued China Cablecom’s shareholders aggregate merger consideration of 2,066,680 of China Cablecom Holdings’ ordinary shares and China Cablecom Holdings assumed approximately $20 million in outstanding debt of China Cablecom.

In connection with the approval of the merger at the April 9, 2008 Special Meeting of Stockholders of Jaguar, the stockholders also approved (i) the adoption of China Cablecom Holdings’ 2007 Omnibus Securities and Incentive Plan, which provides for the grant of up to 10,000,000 ordinary shares of China Cablecom Holdings or cash equivalents to directors, officers, employees and/or consultants of China Cablecom Holdings and its subsidiaries; and (ii) approval of the grant of up to 8,120,000 ordinary shares (‘‘Performance Shares’’), pursuant to consulting and other arrangements to certain of Jaguar’s and China Cablecom’s insiders in connection with the Business Combination upon the achievement of certain financial goals of China Cablecom Holdings following the Business Combination, and the payment of cash bonuses of up to $5,000,000 to certain officers and directors of Jaguar and China Cablecom following the exercise of existing warrants after the Business Combination.

As a result of the Redomestication Merger, China Cablecom Holdings succeeded to the registration of Jaguar’s common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

BUSINESS

The business of China Cablecom is described in Jaguar’s Definitive Proxy Statement dated March 21, 2008 (the “Definitive Proxy Statement”), in the section entitled “Information about China Cablecom” beginning on page 116, and the business of Jaguar is described in the Definitive Proxy Statement in the section entitled “Information about Jaguar” beginning on page 143, which are incorporated herein by reference.

RISK FACTORS

The risks associated with business are described in the Definitive Proxy Statement in the section entitled “Risk Factors” beginning on page 12, which is incorporated herein by reference.

FINANCIAL INFORMATION

The financial information of Jaguar and China Cablecom are included in the Definitive Proxy Statement in the sections entitled “Selected Summary Historical Financial Information,” beginning on page 26, “Selected Unaudited Pro Forma Combined Financial Information of Jaguar and China Cablecom” beginning on page 30, “China Cablecom Management’s Discussion and Analysis of Financial Condition and Results of Operations,” beginning on page 126, “Jaguar Management’s Discussion and Analysis of Financial Condition and Results of Operations,” beginning on page 145, “Unaudited Pro Forma Condensed Consolidated Financial Statements,” beginning on page 148 and “Index to Financial Statements” beginning on page F-1, each of which are incorporated herein by reference.

PROPERTIES

The facilities of China Cablecom are described in the Definitive Proxy Statement in the sections entitled “Information about China Cablecom - Employees and Facilities” and “Information about China Cablecom - Asset Transfer Agreement,” beginning on pages 123 and 128, and the facilities of Jaguar is described in the Definitive Proxy Statement in the sections entitled “Information about Jaguar - Facilities,” beginning on page 144, which are incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The beneficial ownership of the ordinary shares of China Cablecom Holdings immediately after the consummation of the Business Combination is described in the Definitive Proxy Statement in the section entitled “Description of China Cablecom Holdings Securities Following the Business Combination” on page 178, which is incorporated herein by reference.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of China Cablecom Holdings immediately after the consummation of the Business Combination are described in the Definitive Proxy Statement in the section entitled “Directors and Management,” beginning on page 158, which is incorporated herein by reference.

EXECUTIVE COMPENSATION

The executive compensation of the executive officers and directors is described in the Definitive Proxy Statement in the section entitled “Directors and Management - Executive Compensation,” beginning on page 164, which is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The description of certain relationships and related transactions are described in the Definitive Proxy Statement in the section entitled “Certain Relationships and Related Transactions,” beginning on page 167, which is incorporated herein by reference.

LEGAL PROCEEDINGS

The legal proceedings of Jaguar are described in the Definitive Proxy Statement in the sections entitled “Information about Jaguar - Legal Proceedings,” on page 144, which is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Information about the market price, number of stockholders of record and dividends is described in the Definitive Proxy Statement in the section entitled “Price Range of Securities and Dividends” beginning on page 33, which is incorporated herein by reference.

The closing price per share of Jaguar’s common stock, warrants and units as reported on The Over-the-Counter Bulletin Board on April 8, 2008 was $5.90, $8.90 and $1.46, respectively.

RECENT SALES OF UNREGISTERED SECURITIES

Information about Jaguar’s recent sales of unregistered securities are described in Jaguar’s Annual Report on Form 10-KSB for the year ended December 31, 2006, dated June 27, 2007, in the section entitled “Market for Common Equity, Related Stockholder Matters and Small Business Issuer Purchases of Equity Securities” beginning on page 19 and is incorporated herein by reference.

In connection with the consummation of the Business Combination, China Cablecom Holdings issued China Cablecom’s shareholders aggregate merger consideration of 2,066,680 of China Cablecom Holdings’ ordinary shares. The China Cablecom Holdings’ ordinary shares issued to China Calecom’s shareholders were not registered under the Securities Act of 1933, as amended (“Securities Act”) in reliance upon the exemption from the registration requirements provided in Section 4(2) of or the safe harbor from such registration provided by Regulation S promulgated under the Securities Act. In addition, on September 20, 2007, China Cablecom issued an aggregate of $19.99 million in promissory notes and 766,680 Class A Preferred Shares with a par value of $0.0005 par value to 11 investors in exchange for proceeds of $20 million. Each share of preferred stock is convertible into 1 share of China Cablecom’s common stock. The description of such financing is contained in the Definitive Proxy Statement in the section entitled “Liquidity and Capital Resources” beginning on Page 139, which is incorporated herein by reference.

DESCRIPTION OF REGISTRANT’S SECURITIES

The description of China Cablecom Holdings’ ordinary shares, preferred shares and warrants are described in the Definitive Proxy Statement in the section entitled “Description of China Cablecom Holdings Securities Following the Business Combination” beginning on page 178 and is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Amended and Restated Memorandum and Amended and Restated Articles of Association of China Cablecom Holdings do not relieve directors from personal liability arising from the management of the business of China Cablecom Holdings. Notwithstanding the foregoing, Section 132 of the BVI Business Companies Act, 2004 (as amended) of the British Virgin Islands (the ‘‘Act’’) provides that China Cablecom Holdings may indemnify directors against all expenses, including legal fees and judgments, fines and settlements, in respect of actions related to their employment. There are no agreements that relieve directors from personal liability. There are no provisions under the Act or the Amended and Restated Memorandum and Amended and Restated Articles of Association of China Cablecom Holdings which provide for the indemnification of any persons other than directors. The description of the indemnification provisions are described in the Definitive Proxy Statement in the section entitled “Indemnification of Directors and Officers”, beginning on page 107 and are incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The Financial Statements and Exhibits are incorporated by reference from Item 9.01 of this Form 8-K.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

FINANCIAL STATEMENTS AND EXHIBITS

The Financial Statements and Exhibits are incorporated by reference from Item 9.01 of this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the disclosure described in the Definitive Proxy Statement in the sections entitled “Questions and Answers about the Business Combination, Redomestication Merger and the Jaguar Special Meeting - The Companies” beginning on page 9 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning “Recent Sales of Unregistered Securities.”

Item 5.01 Changes in Control of Registrant.

Reference is made to the disclosure described in the Definitive Proxy Statement in the Section entitled "Security Ownership of the Combined Company after the Redomestication Merger and the Business Combination" beginning on page 170, which disclosure is incorporated herein by reference, as well as the additional disclosures set forth in this report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning “Directors and Executive Officers” and “Executive Compensation.”

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Memorandum and Articles of Association of China Cablecom Holdings was amended on February 5, 2008 to include protective provisions substantially identical to those contained in Jaguar’s Certificate of Incorporation at the time of its Initial Public Offering, including the formation of a staggered board of directors with three classes, each with a term of three years. There are no material differences between the provisions of Jaguar’s Certificate of Incorporation and China Cablecom Holdings’ Amended and Restated Memorandum and Amended and Restated Articles of Association.

Item 5.06 Change in Shell Company Status

The material terms of the transaction by which Jaguar merged into China Cablecom Holdings are described in the Definitive Proxy Statement in the section entitled “Summary of Material Terms of the Transaction,” beginning on page 1 and is incorporated herein by reference. As the result of the consummation of the Business Combination, China Cablecom Holdings is no longer a shell company, as that term is defined in Rule 12b-2 under the Exchange Act. See Item 2.01 “Completion of Acquisition or Disposition of Assets” above.

Item 9.01 Financial Statements and Exhibits

The financial statements and selected financial information of Jaguar and China Cablecom Holdings are included in the Definitive Proxy Statement in the sections entitled “Selected Summary Historical Financial Information,” “Selected Unaudited Pro Forma Combined Financial Information of Jaguar and China Cablecom,” “Unaudited Pro Forma Condensed Combined Financial Information” and “Index to Financial Statements” beginning on pages 26, 30, 148 and F-1, respectively, and are incorporated herein by reference. A copy of the Press Release announcing the completion of the Business Combination is attached hereto as exhibit 99.1.

Exhibit No.  Description

99.1   Press Release dated April 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CABLECOM HOLDINGS, LTD.

Date: April 10, 2008	By:	/s/ Clive Ng
Name: Clive Ng Title: Executive Chairman